UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2011 (July 28, 2011)
ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Alexza Pharmaceuticals, Inc.
2091 Stierlin Court
Mountain View, California	94043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 5.07. Submission of Matters to a Vote of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-10.1
EX-10.2

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Amendment to the 2005 Equity Incentive Plan.
     On May 19, 2011, the Compensation Committee (the “Committee”), pursuant to authority delegated to it by the Board of Directors (the “Board”) of Alexza Pharmaceuticals, Inc. (the “Company”), approved, subject to stockholder approval, an amendment to the Company’s 2005 Equity Incentive Plan (the “2005 Plan”) to (i) increase the aggregate number of shares of the Company’s common stock authorized for issuance thereunder by an additional 7,500,000 shares and (ii) increase the number of shares that can be issued as incentive stock options thereunder. The stockholders of the Company approved such amendment at the Company’s 2011 Annual Meeting of Stockholders held on July 28, 2011 (the “2011 Annual Meeting”).
     The 2005 Plan authorizes the issuance of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards and other forms of equity compensation to employees, directors and consultants. A description of the 2005 Plan, as amended, may be found in the Company’s proxy statement filed with the Securities and Exchange Commission on June 17, 2011 (the “Proxy Statement”). A copy of the 2005 Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference. The description of the 2005 Plan, as amended, above is qualified in its entirety by reference to the description in the Proxy Statement and the 2005 Plan.
Amendment to the 2005 Employee Stock Purchase Plan.
     On May 19, 2011, the Committee, pursuant to authority delegated to it by the Board, approved, subject to stockholder approval, an amendment to the Company’s 2005 Employee Stock Purchase Plan (the “ESPP”) to, among other things, modify the annual automatic increase in shares reserved for the plan to an amount equal to the least of (i) one percent (1%) of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, (ii) 750,000 shares of common stock and (iii) an amount determined by the Board of Directors. The stockholders of the Company approved such amendment at the 2011 Annual Meeting.
     The ESPP enables participants to purchase, through payroll deductions, shares of the Company’s common stock at a discount from the fair market value of the Company’s common stock at the time of the purchase. A description of the ESPP, as amended, may be found in the Proxy Statement. A copy of the ESPP, as amended, is attached hereto as Exhibit 10.2 and incorporated herein by reference. The description of the ESPP above is qualified in its entirety by reference to the description in the Proxy Statement and the ESPP.
Grants to Executive Officers.
     On July 28, 2011, the Board granted stock option awards to its employees pursuant to the 2005 Plan. The following chart sets forth the stock option award issuances made to the Company’s executive officers:

Executive Officer	Stock Option Awards
Thomas B. King President and Chief Executive Officer	450,000

James V. Cassella, Ph.D. Senior Vice President, Research and Development	200,000

August J. Moretti Senior Vice President, Chief Financial Officer, General Counsel and Secretary	200,000

Michael J. Simms Senior Vice President, Operations and Quality	200,000

Mark K. Oki Vice President, Finance, Controller and Principal Accounting Officer	110,000

     The above stock option awards were granted under and in accordance with the terms and conditions of the 2005 Plan, as amended, in the form attached hereto as Exhibit 10.1. Fifty percent of the shares subject to each of such stock option awards will vest and become exercisable one year after the date of grant and the balance of the shares will vest and become exercisable in a series of 12 successive equal monthly installments thereafter, subject, in each case, to the applicable executive officer’s continued employment with the Company through such vesting dates. All of the stock option awards are ten (10) year options to purchase shares of the Company’s Common Stock, have an exercise price of $1.53 per share and are intended to be incentive stock options for tax purposes, to the extent available. With the exception of the vesting terms, which are set forth above, the form of option grant notice relating to the stock option awards conforms to the standard form of option grant notice filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (No. 333-130644).
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Amendment to Articles of Incorporation.
     On May 11, 2011, the Board approved, subject to stockholder approval, a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) to increase the total number of authorized shares from 105,000,000 to 205,000,000 and to increase the total number of authorized shares of common stock from 100,000,000 to 200,000,000. The stockholders of the Company approved the Certificate of Amendment at the 2011 Annual Meeting. A copy of the Certificate of Amendment, as filed with the Secretary of State of the State of Delaware on July 28, 2011, is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2011 Annual Meeting was held on July 28, 2011, for the following purposes:
•	to elect nine nominees for director, each to serve until the 2012 Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal;

•	to approve the Certificate of Amendment to increase the total number of authorized shares from 105,000,000 to 205,000,000 and to increase the total number of authorized shares of common stock from 100,000,000 to 200,000,000;

•	to approve the amendment to the 2005 Plan to increase the share reserve by 7,500,000 shares of common stock;

•	to approve the amendment to the ESPP to, among other things, modify the annual automatic increase in shares reserved for the plan to an amount equal to the least of (i) one percent (1%) of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, (ii) 750,000 shares of common stock and (iii) an amount determined by the Board of Directors;

•	to approve, on an advisory basis, the compensation of the Company’s named executive officers;

•	to indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers; and

•	to ratify the selection by the Audit and Ethics Committee of the Board of Directors of the Company of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2011.
At the 2011 Annual Meeting, each of Thomas B. King, Hal V. Barron, M.D., F.A.C.C., Andrew L. Busser, Samuel D. Colella, Deepika R. Pakianathan, Ph.D., J. Leighton Read, M.D., Gordon Ringold, Ph.D., Isaac Stein and Joseph L. Turner were re-elected as directors of the Company. The stockholders of the Company approved the Certificate of Amendment to increase the total number of authorized shares as described above in Section 5.03(a). The stockholders of the Company approved the amendment to the 2005 Plan as described in Section 5.02(e). The stockholders of the Company approved the amendment to the ESPP as described in Section 5.02(e). The stockholders of the Company approved, on an advisory basis, the compensation polices for the Company’s named executive officers. The stockholders of the Company indicated, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers is three years. Lastly, the stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2011. The final voting results on each of the matters submitted to a vote of stockholders at the 2011 Annual Meeting are as follows:

	For	Withheld	Broker Non-Votes
1. Election of Directors
Thomas B. King	37,257,829	137,098	18,593,586
Hal V. Barron, M.D., F.A.C.C.	31,701,721	5,693,206	18,593,586
Andrew L. Busser	37,238,351	156,576	18,593,586
Samuel D. Colella	32,082,355	5,312,572	18,593,586
Deepika R. Pakianathan, Ph.D.	32,128,304	5,266,623	18,593,586
J. Leighton Read, M.D.	37,252,312	142,615	18,593,586
Gordon Ringold, Ph.D.	32,058,018	5,336,909	18,593,586
Isaac Stein	37,266,930	127,997	18,593,586
Joseph L. Turner	37,311,559	83,368	18,593,586

	For	Against	Abstentions	Broker Non-Votes
2. Approval of the Certificate of Amendment to increase the total number of authorized shares from 105,000,000 to 205,000,000 and to increase the total number of authorized shares of common stock from 100,000,000 to 200,000,000	51,151,944	4,800,073	36,496	0

	For	Against	Abstentions	Broker Non-Votes
3. Approval of the amendment to the 2005 Plan to increase share reserve by 7,500,000 shares of common stock	29,952,907	7,429,564	12,456	18,593,586

	For	Against	Abstentions	Broker Non-Votes
4. Approval of the amendment to the ESPP to, among other things, modify the annual automatic increase in shares reserved for the plan to an amount equal to the least of (i) one percent (1%) of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, (ii) 750,000 shares of common stock and (iii) an amount determined by the Board of Directors	36,900,398	403,156	91,373	18,593,586

	For	Against	Abstentions	Broker Non-Votes
5. Approval, on an advisory basis, of the compensation of the Company’s named executive officers	35,359,787	1,899,988	135,152	18,593,586

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
6. Indication, on an advisory basis, of the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers	6,532,557	142,407	30,569,735	150,228	18,593,586

	For	Against	Abstentions	Broker Non-Votes
7. Ratification of Ernst & Young LLP as independent registered public accounting firm for 2011	55,029,585	616,711	342,217	0

(d)
In light of the stockholder vote at the 2011 Annual Meeting on Proposal 6 as reported above, the Board has determined that the Company will include a non-binding, advisory vote in its proxy materials to approve the compensation of its named executive officers as disclosed in such proxy materials every three years until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation.

10.1	Alexza Pharmaceuticals, Inc. 2005 Equity Incentive Plan, as amended.

10.2	Alexza Pharmaceuticals, Inc. 2005 Employee Stock Purchase Plan, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexza Pharmaceuticals, Inc.
Date: August 2, 2011	By:	/s/ Thomas B. King
Thomas B. King
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation.

10.1	Alexza Pharmaceuticals, Inc. 2005 Equity Incentive Plan, as amended.

10.2	Alexza Pharmaceuticals, Inc. 2005 Employee Stock Purchase Plan, as amended.